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                                                                    EXHIBIT 10.7


                                PLEDGE AGREEMENT


        THIS PLEDGE AGREEMENT dated as of June 17, 2005 executed and delivered by each of the undersigned parties identified as "Pledgors" on the signature pages hereto in favor of Wachovia Bank, National Association, as Lender (the "Pledgee").

        WHEREAS, pursuant to that certain Credit Agreement dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), between Miller Industries, Inc. (the "Borrower") and the Pledgee, the Pledgee has agreed to make available to the Borrower certain financial accommodations on the terms and conditions contained in the Credit Agreement;

        WHEREAS, the Borrower and each of the other Pledgors, though separate legal entities, are mutually dependent on each other in the conduct of their respective businesses as an integrated operation and have determined it to be in their mutual best interests to obtain financing from the Pledgee through their collective efforts;

        WHEREAS, each Pledgor acknowledges that it will receive direct and indirect benefits from the Pledgee making such financial accommodations available to the Borrower under the Credit Agreement; and

        WHEREAS, it is a condition precedent to the extension of such financial accommodations under the Credit Agreement that the Pledgors execute and deliver this Agreement, among other things, to grant to the Pledgee a security interest in the Collateral as security for the Secured Obligations.

        NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

        Section 1. DEFINITIONS. Terms not otherwise defined herein are used herein with the respective meanings given them in the Credit Agreement. Terms defined in the Uniform Commercial Code as in effect in the State of Georgia shall have the respective definitions as so defined. In addition, as used in this Agreement:

        "BANKRUPTCY CODE" means United States Bankruptcy Code (11 U.S.C. Section 101 et seq.), as in effect from time to time, and any successor statute thereto.

        "ISSUER" means with respect to an Equity Interest, the Person who issued such Equity Interest and shall include each of the Persons identified as an Issuer on Schedule 1 attached hereto (or any addendum or supplement thereto), and any successors thereto, whether by merger or otherwise.

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        "PROCEEDS" means all proceeds (including proceeds of proceeds) of any of the Collateral including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, payment intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Collateral, or proceeds thereof (including any cash, Equity Interests, or other instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers and any security entitlements, as defined in Section 8-102(a)(17) of the UCC, with respect thereto); (b) "proceeds," as such term is defined in Section 9-102(a)(64) of the UCC; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Collateral, or proceeds thereof; and (d) payments (in any form whatsoever) made or due and payable to a Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral, or proceeds thereof.

        "SECURED OBLIGATIONS" means, collectively, (a) with respect to the Borrower, the unpaid principal of and interest on all Loans and the Reimbursement Obligations and all other indebtedness, liabilities, obligations, covenants and duties of the Borrower owing to the Pledgee (or, in the case of any Derivatives Contract, any Affiliate of the Pledgee) of any kind, nature or description, under or in respect of the Credit Agreement, any other Loan Document to which the Borrower is a party or any Derivatives Contract entered into by the Borrower with Pledgee (or with any Affiliate of Pledgee), whether direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which the Borrower is required to pay pursuant to any of the foregoing, by law, or otherwise and (b) with respect to any other Pledgor, all indebtedness, liabilities, obligations, covenants and duties of such Pledgor owing to the Pledgee of any kind, nature or description, under or in respect of the Guaranty or any other Loan Document to which such Pledgor is a party, whether direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which such Pledgor is required to pay or has guaranteed pursuant to any of the foregoing, by law, or otherwise.

        "SECURITIES ACT" means the Securities Act of 1934, as amended.

        "UCC" means the Uniform Commercial Code as in effect in any applicable jurisdiction.

        Section 2. PLEDGE. As security for the prompt performance and payment in full of the Secured Obligations, each Pledgor hereby pledges to the Pledgee, and grants to the Pledgee a security interest in, all of such Pledgor's right, title and interest in, to and under the following (collectively, the "Collateral"):

        (a) 100% of the Equity Interests of each Domestic Material Subsidiary and no more than 65% of the Equity Interests of each first tier direct Foreign Material Subsidiary now or

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hereafter owned, acquired or held by such Pledgor, including without limitation, the Equity Interests described in Schedule 1 attached hereto;

        (b) all payments due or to become due to such Pledgor in respect of any of the foregoing;

        (c) all of such Pledgor's claims, rights, powers, privileges, authority, puts, calls, options, security interests, liens and remedies, if any, in respect of any of the foregoing;

        (d) all of such Pledgor's rights to exercise and enforce any and every right, power, remedy, authority, option and privilege of such Pledgor relating to any of the foregoing including, without limitation, any power to (i) terminate, cancel or modify any agreement, (ii) execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of any of the foregoing and the applicable Issuer thereof, (iii) exercise voting rights or make determinations, (iv) exercise any election (including, but not limited to, election of remedies), (v) exercise any "put", right of first offer or first refusal, or other option, (vi) exercise any right of redemption or repurchase, (vii) give or receive any notice, consent, amendment, waiver or approval, (viii) demand, receive, enforce, collect or receipt for any of the foregoing, (ix) enforce or execute any checks, or other instruments or orders, and (x) file any claims and to take any action in connection with any of the foregoing;

        (f) all certificates and instruments representing or evidencing any of the foregoing;

        (g) all other rights, titles, interests, powers, privileges and preferences pertaining to any of the foregoing; and

        (h)     all Proceeds of any of the foregoing.

        Section 3. REPRESENTATIONS AND WARRANTIES. Each Pledgor hereby represents and warrants to the Pledgee as follows:

        (a) TITLE AND LIENS. Such Pledgor is, and will at all times continue to be, the legal and beneficial owner of the Collateral of such Pledgor. None of the Collateral is subject to any adverse claim or other Lien other than Permitted Liens. No Person has "control" within the meaning of the UCC of any of the Collateral other than the Pledgee.

        (b) AUTHORIZATION. Such Pledgor has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms. The execution, delivery and performance of this Agreement in accordance with its terms, including the granting of the security interest hereunder, do not and will not, by the passage of time, the giving of notice, or both: (i) require any governmental approval or violate any applicable law relating to such Pledgor; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of such Pledgor, or any material indenture, agreement or other instrument to which such Pledgor is a party or by which it or any of the Collateral of such Pledgor or its other property may be bound; or (iii) result in or require the

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creation or imposition of any Lien upon or with respect to any of the Collateral of such Pledgor or such Pledgor's other property whether now owned or hereafter acquired.

        (c) VALIDITY AND PERFECTION OF SECURITY INTEREST. This Agreement is effective to create in favor of the Pledgee a legal, valid and enforceable security interest in the Collateral. Such security interest will be perfected
(i) with respect to any such Collateral that is a "security" (as such term is defined in the UCC) and is evidenced by a certificate, when such Collateral is delivered to the Pledgee with duly executed stock powers with respect thereto,
(ii) with respect to any such Collateral that is a "security" (as such term is defined in the UCC) but is not evidenced by a certificate, when UCC financing statements in appropriate form are filed in the appropriate filing offices in the jurisdiction of organization of the Pledgors or when control is established by the Pledgee over such interests in accordance with the provision of Section 8-106 of the UCC, or any successor provision, (iii) with respect to any such Collateral that is not a "security" (as such term is defined in the UCC), when UCC financing statements in appropriate form are filed in the appropriate filing offices in the jurisdiction of organization of the Pledgors. Except as set forth in this subsection, no action is necessary to perfect the security interest granted by any Pledgor under this Agreement, with respect to the Equity Interests of any domestic issuer.

        (d) PLEDGED EQUITY INTERESTS. The information set forth on Schedule 1 hereto with respect to the Collateral of such Pledgor is true and correct as of the date hereof.

        (e) NAME, ORGANIZATION, ETC. Such Pledgor's exact legal name, type of legal entity, jurisdiction of formation, organizational identification number and location of its chief executive office are as set forth on Schedule 1 as of the date hereof. Except as set forth on such Schedule as of the date hereof, such Pledgor has not changed its name or merged with or otherwise combined its business with any other Person within the last 5 years.

        (f) AUTHORIZATION OF EQUITY INTEREST. All Equity Interests which constitute Collateral are duly authorized, validly issued, fully paid and nonassessable and are not subject to preemptive rights of any Person.

        Section 4. COVENANTS. Each Pledgor hereby unconditionally covenants and agrees as follows:

        (a) NO LIENS; NO SALE OF COLLATERAL. Such Pledgor will not create, assume, incur or permit or suffer to exist any adverse claim or other Lien on any of the Collateral other than Permitted Liens and shall not enter into any document, instrument or agreement (other than this Agreement) which prohibits or purports to prohibit the creation or assumption of any Lien on any of the Collateral, except for the Junior Credit Agreement and the Junior Loan Documents (as defined in the Junior Credit Agreement). Such Pledgor will not sell, lease, lend, assign, transfer or otherwise dispose of all or any portion of the Collateral (or any interest therein).

        (b) CHANGE OF NAME, ETC. Without giving the Pledgee at least 30-days' prior written notice and to the extent such action is not otherwise prohibited by any of the Loan Documents, such Pledgor shall not: (i) change its name; (ii) reorganize or otherwise become formed under

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the laws of another jurisdiction or (iii) become bound by a security agreement of another Person under Section 9-203(d) of the UCC.

        (c) DEFENSE OF TITLE. Such Pledgor will warrant and defend its title to and ownership of the Collateral of such Pledgor, at its sole cost and expense, against the claims of all Persons.

        (d) DELIVERY OF CERTIFICATES, ETC. If a Pledgor shall receive any certificate (including, without limitation, any certificate representing a stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of outstanding Equity Interests or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, or otherwise), instrument, option or rights in respect of any Collateral, whether in addition to, in substitution of, as a conversion of, or in exchange for, any Collateral, or otherwise in respect thereof, such Pledgor shall hold the same in trust for the Pledgee and promptly deliver the same to the Pledgee in the exact form received, duly indorsed by such Pledgor to the Pledgee, if required, together with an undated stock power covering such certificate (or other appropriate instrument of transfer) duly executed in blank by such Pledgor and with, if the Pledgee so requests, signature guaranteed, to be held by the Pledgee, subject to the terms of this Agreement, as Collateral.

        (e) UNCERTIFICATED SECURITIES. With respect to any Collateral that constitutes a security and is not represented or evidence by a certificate or instrument, such Pledgor shall cause the Issuer thereof either (i) to register the Pledgee as the registered owner of such security or (ii) to agree in writing with the Pledgee and such Pledgor that such Issuer will comply with the instructions with respect to such security originated by the Pledgee without further consent of such Pledgor.

        (f) SECURITY ENTITLEMENTS AND SECURITIES ACCOUNTS. With respect to any Collateral consisting of a security entitlement or a securities account, such Pledgor shall, and shall cause the applicable securities intermediary, to enter into an agreement with, and in form and substance acceptable to, the Pledgee, granting control to the Pledgee over such Collateral.

        (g) ADDITIONAL SHARES. Such Pledgor shall not permit any Issuer to issue any additional Equity Interests unless such Equity Interests are pledged hereunder as provided herein. Further, such Pledgor shall not permit any Issuer to amend or modify its articles or certificate of incorporation, articles of organization, certificate of limited partnership, by-laws, operating agreement, partnership agreement or other comparable organizational instrument in a manner which would adversely affect the voting, liquidation, preference or other similar rights of any holder of the Equity Interests pledged hereunder.

        (h) ISSUER ACKNOWLEDGMENT. Such Pledgor shall, upon the Pledgee's request therefor, cause each Issuer of Collateral pledged by such Pledgor and which Issuer is not a Pledgor itself, to execute and deliver to the Pledgee an Acknowledgment and Consent substantially in the form of Schedule 2 attached hereto.

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        Section 5. VOTING RIGHTS; DIVIDENDS, ETC.

        (a)     So long as no Event of Default has occurred and is continuing:

                (i) each Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of any of the Loan Documents or any agreement giving rise to or otherwise relating to any of the Secured Obligations; and

                (ii) each Pledgor shall be entitled to retain and use any and all cash dividends or interest paid on the Collateral in the normal course of the applicable Issuer's business, but any and all stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of the Collateral, whether resulting from a subdivision, combination or reclassification of outstanding Equity Interests or received in exchange for Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, or otherwise, shall be and become part of the Collateral and, if received by a Pledgor, shall forthwith be delivered to the Pledgee.

The Pledgee agrees to execute and deliver to a Pledgor, or cause to be executed and delivered to a Pledgor, as appropriate, at the sole cost and expense of such Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers which such Pledgor is entitled to exercise pursuant to clause (i) above and/or to receive the dividends which such Pledgor is authorized to retain pursuant to clause (ii) above.

        (b) If an Event of Default has occurred and for so long as it is continuing, all rights of a Pledgor to exercise the voting and/or consensual rights and powers which a Pledgor is entitled to exercise pursuant to subsection
(a)(i) above and/or to receive the dividends and distributions which a Pledgor is authorized to receive and retain pursuant to subsection (a)(ii) above shall cease, and all such rights thereupon shall become immediately vested in the Pledgee, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which any Pledgor shall otherwise be entitled to exercise pursuant to subsection (a)(i) above and/or to receive and retain the dividends and distributions which any Pledgor shall otherwise be authorized to retain pursuant to subsection (a)(ii) above. Any and all money and other property paid over to or received by the Pledgee pursuant to the provisions of this subsection (b) shall be retained by the Pledgee as additional Collateral hereunder and shall be applied in accordance with the provisions of Section 8. If any Pledgor shall receive any dividends, distributions or other property which it is not entitled to receive under this Section, such Pledgor shall hold the same in trust for the Pledgee, without commingling the same with other funds or property of or held by such Pledgor, and shall promptly deliver the same to the Pledgee, in the identical form received, together with any necessary endorsements.


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        Section 8 REMEDIES.

        (a) In addition to any right or remedy that the Pledgee may have under the other Loan Documents or otherwise under applicable law, if an Event of Default shall have occurred and be continuing, the Pledgee may exercise any and all the rights and remedies of a secured party under the UCC and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Collateral at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its discretion shall deem appropriate. With respect to any Collateral held or maintained with a securities intermediary, the Pledgee shall be entitled to notify such securities intermediary that such securities intermediary should follow the entitlement orders of the Pledgee and that such securities intermediary should no longer follow entitlement orders of the Pledgor, without further consent of the Pledgor. The Pledgee shall have the right (in its sole and absolute discretion) to register any Equity Interests which are part of the Collateral in its own name as pledgee or the name of its nominee (as Pledgee or as sub-agent), endorsed or assigned in blank or in favor of the Pledgee. The Pledgee shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account in compliance with the Securities Act and any other applicable law and upon consummation of any such sale the Pledgee shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Collateral so sold. Each purchaser at any sale of Collateral shall take and hold the property sold absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives (to the fullest extent permitted by applicable law) all rights of redemption, stay and/or appraisal which such Pledgor now has or may at any time in the future have under any applicable law now existing or hereafter enacted. Each Pledgor agrees that, to the extent notice of sale shall be required by applicable law, at least 10 days' prior written notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Pledgee may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Pledgee may determine in its sole and absolute discretion. The Pledgee shall not be obligated to make any sale of the Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Collateral may have been given. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Pledgee until the sale price is paid by the purchaser or purchasers thereof, but the Pledgee shall not incur any liability to any Pledgor in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Agreement, the Pledgee and any other holder of any of the Secured Obligations, to the extent permitted by applicable law, may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of any Pledgor (all said rights being also hereby waived and released to the extent permitted by applicable law), any part of or all the Collateral offered for sale. For purposes

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hereof, a written agreement to purchase all or any part of the Collateral shall be treated as a sale thereof; the Pledgee shall be free to carry out such sale pursuant to such agreement and no Pledgor shall be entitled to the return of any Collateral subject thereto, notwithstanding the fact that after the Pledgee shall have entered into such an agreement all Events of Default may have been remedied or the Secured Obligations may have been paid in full as herein provided. Each Pledgor hereby waives any right to require any marshaling of assets and any similar right. In addition to exercising the power of sale herein conferred upon it, the Pledgee shall also have the option to proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction. The rights and remedies of the Pledgee under this Agreement are cumulative and not exclusive of any rights or remedies which any of them otherwise have.

        Section 7 SETOFF. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, the Pledgee is hereby authorized by each Pledgor, at any time or from time to time during the continuance of an Event of Default, without prior notice to any Pledgor or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Pledgee or any affiliate of the Pledgee, to or for the credit or the account of such Pledgor, against and on account of any of the Secured Obligations, irrespective of whether or not any or all of the Secured Obligations have been declared to be, or have otherwise become, due and payable, and although such obligations shall be contingent or unmatured.

        Section 8 APPLICATION OF PROCEEDS OF SALE AND CASH. The proceeds of any sale of the whole or any part of the Collateral, together with any other moneys held by the Pledgee under the provisions of this Agreement, shall be applied in accordance with Section 10.4 of the Credit Agreement. Each Pledgor shall remain liable and will pay, on demand, any deficiency remaining in respect of the Secured Obligations.

        Section 9 PLEDGEE APPOINTED ATTORNEY-IN-FACT. Each Pledgor hereby constitutes and appoints the Pledgee as the attorney-in-fact of such Pledgor with full power of substitution either in the Pledgee's name or in the name of such Pledgor to do any of the following: (a) to perform any obligation of such Pledgor hereunder in such Pledgor's name or otherwise; (b) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral; (c) to prepare, execute, file, record or deliver notices, assignments, financing statements, continuation statements, applications for registration or like papers to perfect, preserve or release the Pledgee's security interest in the Collateral;
(d) to issue entitlement orders, instructions and other orders to any securities intermediary in connection with any of the Collateral held by or maintained with such securities intermediary; (e) to verify facts concerning the Collateral in such Pledgor's name, its own name or a fictitious name; (f) to endorse checks, drafts, orders and other instruments for the payment of money payable to such Pledgor, representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same; (g) to exercise all rights, powers and remedies which such Pledgor would have, but for this Agreement, with respect to any of the Collateral; and (h) to carry out the provisions of this

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Agreement and to take any action and execute any instrument which the Pledgee may deem reasonably necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of such Pledgor or otherwise, reasonably deemed by the Pledgee as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. Nothing herein contained shall be construed as requiring or obligating the Pledgee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Pledgee or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Pledgor or to any claim or action against the Pledgee except as specifically provided herein. The power of attorney granted herein is irrevocable and coupled with an interest.

        Section 10 PLEDGEE'S DUTY OF CARE. Other than the exercise of reasonable care to ensure that safe custody of the Collateral while being held by the Pledgee hereunder, the Pledgee shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that each Pledgor shall responsible for preservation of all rights of such Pledgor in the Collateral. The Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Pledgee accords its own property, it being understood that the Pledgee shall not have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Collateral, whether or not the Pledgee has or is deemed to have knowledge of such matters or
(b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

        Section 11 REIMBURSEMENT OF PLEDGEE. Each Pledgor agrees to pay upon demand to the Pledgee the amount of any and all reasonable and actual expenses, including the reasonable and actual fees disbursements and other charges of its counsel and of any experts or agents, and its fully allocated internal costs, that the Pledgee may incur in connection with (a) the administration of this Agreement, (c) the custody or preservation of, or any sale of, collection from, or other realization upon, any of the Collateral, (c) the exercise or enforcement of any of the rights of the Pledgee hereunder, or (d) the failure by any Pledgor to perform or observe any of the provisions hereof or otherwise in respect of the Collateral.

        Section 12 INDEMNIFICATION. Each Pledgor agrees to pay, indemnify, and hold the Pledgee and each of its predecessors, affiliates, subsidiaries, successors and assigns, together with their past, present and future officers, directors, agents, attorneys, financial advisors, representatives, partners, joint ventures, affiliates and the successor and assigns of any and all of them (each, an "Indemnified Person") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable and actual costs, reasonable and actual expenses or disbursements of any kind or nature whatsoever ("Indemnified Amounts") brought against or incurred by an Indemnified Person, in any manner arising out of or, directly or indirectly, related in any way to or connected with this Agreement, including without limitation, the exercise by the Pledgee of any of its rights and remedies under this Agreement or any other action taken by the Pledgee pursuant to the terms of this Agreement;

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provided, however, a Pledgor shall have no obligation hereunder to any
Indemnified Person with respect to Indemnified Amounts to the extent arising from the gross negligence or willful misconduct of such Indemnified Party, as determined by a court of competent jurisdiction in a final, non-appealable judgment.

        Section 13 FURTHER ASSURANCES. Each Pledgor shall, at its sole cost and expense, take all action that may be necessary or desirable in the Pledgee's reasonable discretion, so as at all times to maintain the validity, perfection, enforceability and priority of the Pledgee's security interest in the Collateral, or to enable the Pledgee to exercise or enforce its rights hereunder, including without limitation or otherwise in respect of the Collateral. The Pledgee shall at all times have the right to exchange the certificates representing such Equity Interests for certificates of smaller or larger numbers of shares for any purpose consistent with this Agreement.

        Section 14 SECURITIES ACT. In view of the position of the Pledgors in relation to the Collateral, or because of other current or future circumstances, a question may arise under the Securities Act, or any similar applicable law hereafter enacted analogous in purpose or effect (the Securities Act and any such similar applicable law as from time to time in effect being called the "Federal Securities Laws") with respect to any disposition of the Collateral permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Pledgee if the Pledgee were to attempt to dispose of all or any part of the Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Pledgee in any attempt to dispose of all or part of the Collateral in accordance with the terms hereof under applicable Blue Sky or other state securities laws or similar applicable law analogous in purpose or effect. Each Pledgor recognizes that in light of the foregoing restrictions and limitations the Pledgee may, with respect to any sale of the Collateral, limit the purchasers to those who will agree, among other things, to acquire such Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of the foregoing restrictions and limitations, the Pledgee, in its sole and absolute discretion, may, in accordance with applicable law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under the Federal Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral in accordance with the terms hereof at a price that the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of public or private market upon which the quotations or sales prices may exceed substantially the price at which the Pledgee sells.

        Section 15 [Intentionally Deleted.]

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        Section 16 CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until it terminates in accordance with its terms.

        Section 17 SECURITY INTEREST ABSOLUTE. All rights of the Pledgee hereunder, the grant of a security interest in the Collateral and all obligations of each Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Loan Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of the payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document, or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Secured Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Secured Obligations).

        Section 18 NO WAIVER. Neither the failure on the part of the Pledgee to exercise, nor the delay on the part of the Pledgee in exercising any right, power or remedy hereunder, nor any course of dealing between the Pledgee, on the one hand, and the Pledgor, on the other hand, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.

        Section 19 NOTICES. Notices, requests and other communications required or permitted hereunder shall be given in accordance with the Section 11.1 of the Credit Agreement

        Section 20 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

SECTION 21  LITIGATION; JURISDICTION; OTHER MATTERS; WAIVERS.

        (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY AMONG ANY OF THE PLEDGORS AND THE PLEDGEE WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PLEDGEE AND THE PLEDGORS HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING IN ANY WAY TO THIS AGREEMENT OR THE COLLATERAL.

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

        (b) EACH OF PLEDGORS AND THE PLEDGEE HEREBY AGREES THAT THE FEDERAL DISTRICT COURT OF THE NORTHERN DISTRICT OF GEORGIA AND ANY STATE COURT LOCATED IN GEORGIA, SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE PLEDGORS AND THE PLEDGEE, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE COLLATERAL OR TO ANY MATTER ARISING HEREFROM OR THEREFROM. EACH PLEDGOR AND THE PLEDGEE EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS WITH RESPECT TO SUCH CLAIMS OR DISPUTES. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM, AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE PLEDGEE OR THE ENFORCEMENT BY THE PLEDGEE OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

        (c) EACH PLEDGOR EXPRESSLY WAIVES TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW: (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME THE PLEDGEE DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS AGREEMENT; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT SUCH PLEDGOR NOW HAS OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY APPLICABLE LAW NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS EXPRESSLY REQUIRED UNDER THIS AGREEMENT OR APPLICABLE LAW, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

        (d) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE SECURED OBLIGATIONS AND THE TERMINATION OF THIS AGREEMENT.

        Section 22 AMENDMENTS. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        Section 23 BINDING AGREEMENT; ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that no Pledgor shall be permitted to assign this Agreement or any interest herein or in the Collateral or any part thereof.

        Section 24 TERMINATION. Upon indefeasible payment in full of all of the Secured Obligations and termination of the Commitment, this Agreement shall terminate. Upon

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

termination of this Agreement in accordance with its terms, the Pledgee agrees to take such actions as any Pledgor may reasonably request, and at the sole cost and expense of such Pledgor, to evidence the termination of this Agreement.

        Section 25 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

        Section 26 HEADINGS. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

        Section 27 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

        Section 28 JOINT AND SEVERAL OBLIGATIONS OF PLEDGORS. the obligationS of the PLEDGORs HEREUNDER SHALL BE joint and several, and ACCORDINGLY, each PLEDGOR THAT IS PARTY TO THE GUARANTY CONFIRMS THAT IT is liable for the full amount of the "SECURED Obligations" AND ALL OF THE OBLIGATIONS AND LIABILITIES OF EACH OF THE OTHER PLEDGORS HEREUNDER.

        Section 29. FOREIGN SUBSIDIARIES. Notwithstanding anything herein to the contrary, in no event shall any security interest granted under this Agreement attach to any of the outstanding capital stock of a Foreign Subsidiary in excess of 65% of the total voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote.


                            [Signatures on Next Page]


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        IN WITNESS WHEREOF, each Pledgor has executed and delivered this Pledge
Agreement under seal as of this the date first written above.


                                           PLEDGORS:

                                           MILLER INDUSTRIES, INC.
                                           CENTURY HOLDINGS, INC.
                                           MILLER INDUSTRIES INTERNATIONAL, INC.


                                           By:  /s/ J. Vincent Mish
                                              ---------------------------------
                                              Name: J. Vincent Mish
                                                   ----------------------------
                                              Title: Chief Financial Officer
                                                    ---------------------------

Agreed to, accepted and acknowledged
as of the date first written above.

PLEDGEE:

WACHOVIA BANK, NATIONAL ASSOCIATION


By: /s/ Michael J. Romano
   ---------------------------------
   Name: Michael J. Romano
        ----------------------------
   Title: Vice President
         ---------------------------




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